NEW PATH TACTICAL ALLOCATION FUND

A series of Managed Portfolio Series

Supplement dated December 23, 2014
to the Prospectus dated February 28, 2014

The Board of Trustees (the “Board”) of Managed Portfolio Series (the “Trust”), based upon the recommendation of New Path Capital Advisors (the “Adviser”), the investment adviser to the New Path Tactical Allocation Fund (the “Fund”), a series of the Trust, has determined to close and liquidate the Fund.  The Board concluded that it would be in the best interests of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Trust effective as soon as practicable consistent with shareholder notification requirements, but in no event earlier than the close of business on December 31, 2014 or later than the close of business on January 23, 2015 (such date referred to hereinafter as “Liquidation Date”).

The Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated.  Pursuant to the Plan and in anticipation of the Fund’s liquidation, the Fund will be closed to new purchases effective as of the close of business on December 23, 2014.  However, any distributions declared to shareholders of the Fund after December 23, 2014 and until the close of trading on the New York Stock Exchange on the Liquidation Date will be automatically reinvested in additional shares of the Fund unless a shareholder specifically requests that such distributions be paid in cash.  Although the Fund will be closed to new purchases as of December 23, 2014, you may continue to redeem your shares of the Fund after December 23, 2014, as provided in the Prospectus.  Please note, however, that the Fund will be liquidating its assets as of the close of business on the Liquidation Date.

Pursuant to the Plan, if the Fund has not received your redemption request or other instruction prior to the Liquidation Date, your shares will be redeemed, and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of the Liquidation Date, subject to any required withholdings.  As is the case with any redemption of fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed.  If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions.  You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

The Adviser will bear all of the expenses incurred in carrying out the Plan.

Shareholder inquiries should be directed to the Fund at (855) 482-2363.

Please retain this Supplement with your Prospectus for reference.